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                                                                   EXHIBIT 10.1

                               IRIDEX CORPORATION

                 AMENDED AND RESTATED 1989 INCENTIVE STOCK PLAN

                            (Amended April 28, 1997)



         1. Purposes of the Plan. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of IRIDEX Corporation (the "Company") and to promote the success of the Company's business.

                 Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Administrator and as reflected in the terms of the written option agreement. The Administrator also has the discretion to grant Stock Purchase Rights.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                 (b) "Applicable Laws" shall mean the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                 (c) "Board" shall mean the Board of Directors of the Company.

                 (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" shall mean a committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

                 (f) "Company" shall mean IRIDEX Corporation, a Delaware corporation.

                 (g) "Consultant" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services, and any person designated as a Key Medical
Advisor by the Company.   The term Consultant shall not include Directors who
are not compensated for their services or are paid only a Director's fee by the Company.

                 (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee or a Consultant. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
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                 (i)      "Director" shall mean a member of the Board.

                 (j) "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                 (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (m) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

                 (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (o) "Option" shall mean a stock option granted pursuant to the Plan.

                 (p) "Optioned Stock" shall mean the Stock subject to an Option.

                 (q) "Optionee" shall mean an Employee or Consultant who receives an Option.

                 (r) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (s) "Plan" shall mean this Amended and Restated 1989 Incentive Stock Plan.

                 (t) "Purchaser" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

                 (u) "Rule 16b-3 shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is exercised with respect to the Plan.

                 (v) "Share" shall mean a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

                 (w)      "Stock" shall mean the Common Stock of the Company.

                 (x) "Stock Purchase Right" shall mean a right to purchase Stock pursuant to the Plan or the right to receive a bonus of Stock for past services.





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                 (y)      "Subsidiary" shall mean a "subsidiary corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,500,000 shares of Stock. The Shares may be authorized, but unissued, or reacquired Stock.

                 If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefit of ownership of such Shares, such Shares shall become available for future grant under the Plan.
For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

          4.      Administration of the Plan.

                 (a)      Procedure.

                          (i)     Multiple Administrative Bodies.  If permitted
by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                          (ii)    Administration With Respect to Directors and
Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to
Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.





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                          (iii)   Administration With Respect to Other Persons.
With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                 (b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 8 of the Plan, the fair market value of the Stock; (iii) to determine the exercise price per share of Options, or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 6 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Administrator; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.


                 (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

         5. Eligibility. Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

         6.      Limitations.

                 (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken





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into account in the order in which they were granted.  The fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                 (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                 (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                          (i)     No Employee shall be granted, in any fiscal
year of the Company, Options and Stock Purchase Rights to purchase more than 500,000 Shares.

                          (ii)    In connection with his or her initial
employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                          (iii)   The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12.

                          (iv)    If an Option or Stock Purchase Right is
cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         7. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         8.      Exercise Price of and Consideration for Shares.

                 (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                          (i)     In the case of an Incentive Stock Option

                                  (A)      granted to an Employee who, at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all





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classes of stock of the Company or any Parent or Subsidiary, the per Share
exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                  (B)      granted to any Employee other than
an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (ii)    In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator.

                 (b) The fair market value shall be determined by the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock as of the close of business on the last trading day before the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange as reported in The Wall Street Journal as of the close of business on the last trading day before the date of grant of the Option.

                 (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Administrator and may consist entirely of cash, check, promissory note, or other Shares of Stock of the Company having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          9.      Options.

                 (a) Term of Option. The term of each Option shall be stated in the option agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the option agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the option agreement.





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                 (b)      Exercise of Option.

                          (i)     Procedure for Exercise; Rights as a
Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                          An Option may not be exercised for a fraction of a
Share.

                          An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8 of the Plan. The Company shall issue a stock certificate evidencing such Shares as soon as practicable. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                          Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                          (ii)    Termination of Status as an Employee or
Consultant. Unless otherwise set forth in the option agreement, if an Optionee ceases to serve as an Employee or Consultant (including termination by reason of the Optionee's retirement), the Optionee may, but only within thirty days after the date the Optionee ceases to be an Employee or Consultant of the Company, exercise an Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

                          (iii)   Notwithstanding the provisions of Section
9(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.





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                          (iv)    Death of Optionee.  In the event of the death
of Optionee, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Administrator, but in no event later than the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued at the date of termination.

                          (v)     Rule 16b-3.  Options granted to individuals
subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          10.     Stock Purchase Rights.

                 (a) Rights to Purchase. After the Administrator determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall advise the offeree of the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed nine (9) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right.
The offer shall be accepted by execution of a Stock Purchase Agreement in the form determined by the Administrator.

                 (b) Issuance of Shares. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the Purchaser make adequate provision for any federal and state withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

                 (c) Repurchase Option. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). If the Administrator so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company.

                 (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                 (e) Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.





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         11.     Non-Transferability of Options and Stock Purchase Rights.
Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                 (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

                 (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, then with respect to Options or Stock Purchase Rights issued prior to December 12, 1995 (the date on which the Company obtained a permit from the California Department of Corporations for the issuance of options and stock under this Plan) and Options granted on or after the effective date of the Company's initial public offering, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, and with respect to Options and Stock Purchase Rights issued subsequent to December 12, 1995 and prior to the





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effective date of the Company's initial public offering, the Option or Stock
Purchase Right shall terminate as of the date of the closing of the merger to the extent that such Option or Stock Purchase Right was not exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Time of Granting Options. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         14.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                 (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                 (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.





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         15.     Conditions Upon Issuance of Shares.  Shares shall not be
issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the Shares may then be listed, and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Option and Stock Purchase Agreements. Options shall be evidenced by written option agreements in such form as the Administrator shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a Stock Purchase Agreement in such form as the Administrator shall approve.

         18. Stockholder Approval. Continuance of the Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, to the extent the Company is subject to Section 14(a) of the Exchange Act.





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